UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):	April 23, 2003

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 793-3200

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)     Exhibits

99.1	Press release dated April 23, 2003, announcing results for the quarter ended March 31, 2003.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.    Regulation FD Disclosure (Information Furnished Under Item 12 – Results of Operations and Financial Condition.)

The information contained in this Item 9 is provided pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” as contemplated by SEC Release Nos. 33-8176 and 33-8216.

On April 23, 2003, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC. /s/Ronald S. Stowell _____________________________ Ronald S. Stowell Vice President, Chief Financial Officer and Treasurer (Principal Accounting Officer)

April 23, 2003

FORM 8-K

INDEX TO EXHIBITS

Index Number	Exhibit Description
99.1	Press release dated April 23, 2003 announcing results for the quarter ended March 31, 2003.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.